SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 5, 2009 (December 31, 2008)
Centrue Financial Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-28846	36-3145350

(Commission File Number)	(IRS Employer Identification No.)

7700 Bonhomme Avenue
St. Louis, Missouri	63105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 505-5505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 31, 2008, Centrue Financial Corporation (the “Company”) announced that it entered into amendments to employment agreements with the following executive officers of the Company:
Steven E. Flahaven
Heather M. Hammitt
Kenneth A. Jones
Diane F. Leto
Roger D. Dotson
Everett J. Solon
and
Ricky R. Parks
     Under the amendments, the one-year terms of the previous employment agreements are extended until December 31, 2009 on the same terms as the original agreements, with the exception of customary increases in the executive officers’ base salaries and certain revisions necessary to comply with Section 409A of the Internal Revenue Code.
     The Company also amended the employment agreements of its President and CEO, Thomas A. Daiber, its Senior Executive Vice President and CFO, Kurt R. Stevenson, and its Market President for the St. Louis, Missouri region, Donald M. Davis, in order to comply with Section 409A. The amendments to the employment agreements are attached hereto as exhibits and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
          (d) Exhibits.
     Exhibit Number

10.1	Amendment #1 to Thomas A. Daiber Employment Agreement

10.2	Amendment #1 to Kurt R. Stevenson Employment Agreement

10.3	Amendment #1 to Donald M. Davis Employment Agreement

10.4	2008 Amendment to Employment Agreement (Steven E. Flahaven)

10.5	2008 Amendment to Employment Agreement (Heather M. Hammitt)

10.6	2008 Amendment to Employment Agreement (Kenneth A. Jones)

10.7	2008 Amendment to Employment Agreement (Diane F. Leto)

10.8	2008 Amendment to Employment Agreement (Roger D. Dotson)

10.9	2008 Amendment to Employment Agreement (Everett J. Solon)

10.10	2008 Amendment to Employment Agreement (Ricky R. Parks)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION (Registrant)
By:	/s/Kurt R. Stevenson
Kurt R. Stevenson, Senior Executive Vice President
and Chief Financial Officer

Dated: January 5, 2009

EXHIBIT INDEX
Exhibit Number

10.1	Amendment #1 to Thomas A. Daiber Employment Agreement

10.2	Amendment #1 to Kurt R. Stevenson Employment Agreement

10.3	Amendment #1 to Donald M. Davis Employment Agreement

10.4	2008 Amendment to Employment Agreement (Steven E. Flahaven)

10.5	2008 Amendment to Employment Agreement (Heather H. Hammitt)

10.6	2008 Amendment to Employment Agreement (Kenneth A. Jones)

10.7	2008 Amendment to Employment Agreement (Diane F. Leto)

10.8	2008 Amendment to Employment Agreement (Roger D. Dotson)

10.9	2008 Amendment to Employment Agreement (Everett J. Solon)

10.10	2008 Amendment to Employment Agreement (Ricky R. Parks)

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